UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2015

Agenus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29089	06-1562417
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road

Lexington, MA 02421

(Address of Principal Executive Offices) (Zip Code)

(781) 674-4400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Form 8-K of Agenus Inc. (“Agenus”), originally filed on September 9, 2015 (the “Form 8-K”), is being filed to file copies of (i) the Note Purchase Agreement, by and among Antigenics LLC, a wholly owned subsidiary of Agenus (“Antigenics”), the guarantors named therein, Oberland Capital SA Zermatt LLC, as collateral agent (“Oberland”), an affiliate of Oberland as the lead purchaser and other purchasers, dated September 4, 2015 (the “Note Purchase Agreement”) as Exhibit 4.1 to the Form 8-K, (ii) the Form of Limited Recourse Note as Exhibit 4.2 to the Form 8-K and (iii) the Revenue Interest Assignment and Termination Agreement, by and among Agenus, Antigenics, Ingalls & Snyder Value Partners, L.P. and Arthur Koenig (together “Ingalls”), dated September 4, 2015 (the “Assignment and Termination Agreement”) as Exhibit 4.3 to the Form 8-K. Confidential treatment has been requested for certain portions of the Note Purchase Agreement. Omitted portions have been filed separately with the U.S. Securities and Exchange Commission (the “SEC”). Except as provided below, the original Form 8-K and exhibits are otherwise unaltered by this amendment.

The Note Purchase Agreement and the Form of Note are incorporated by reference into Item 1.01 of the Form 8-K. The Assignment and Termination Agreement is incorporated by reference into Item 1.02 of the form 8-K. The Note Purchase Agreement, the Form of Note and the Assignment and Termination Agreement are all incorporated by reference into Items 2.01, 2.03 and 3.02 of the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1*	Note Purchase Agreement, by and among Antigenics LLC, the guarantors named therein, Oberland Capital SA Zermatt LLC, as collateral agent (“Oberland”), an affiliate of Oberland as the lead purchaser and the other purchasers, dated September 4, 2015.

4.2	Form of Limited Recourse Note under the Note Purchase Agreement, by and among Antigenics LLC, the guarantors named therein, Oberland Capital SA Zermatt LLC, as collateral agent (“Oberland”), an affiliate of Oberland as the lead purchaser and the other purchasers, dated September 4, 2015.

4.3	Revenue Interest Assignment and Termination Agreement, by and among Agenus Inc., Antigenics LLC, Ingalls & Snyder Value Partners, L.P. and Arthur Koenig, dated September 4, 2015.

99.1	Press Release, issued by the Company, dated September 9, 2015 (previously filed as Exhibit 99.1 to Agenus Inc.’s Form 8-K filed with the SEC on September 9, 2015).

*	Certain confidential information contained in this exhibit was omitted by means of redacting a portion of the text and replacing it with […***…]. This exhibit has been filed separately with the SEC without the redaction pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agenus Inc.

Dated: September 11, 2015	By:	/s/ C. Evan Ballantyne
	Name:	C. Evan Ballantyne
	Title:	Chief Financial Officer

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